                            GMO EMERGING COUNTRY DEBT
                                   SHARE FUND
                   40 Rowes Wharf, Boston, Massachusetts 02110

      The GMO EMERGING COUNTRY DEBT SHARE FUND (THE "FUND") is one of thirty-six separate investment portfolios currently offered by GMO Trust (the "Trust"), an open-end management investment company. The other portfolios are offered pursuant to separate prospectuses. The Fund's investment manager is GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC (the "MANAGER" or "GMO").

      The Fund seeks to earn high total return through investment of substantially all of its assets in Class III Shares of the GMO Emerging Country Debt Fund, a portfolio of the Trust ("ECDF"). GMO also serves as investment manager to ECDF. ECDF pursues its objective by investing primarily in sovereign debt (bonds and loans) of countries in Asia, Latin America, the Middle East and Africa, as well as countries located in Europe which are not in the European Community (collectively, "Emerging Countries").

      The Fund is a "diversified" portfolio, as defined in the Investment Company Act of 1940 (the "1940 Act"). See "Description and Risks of Fund Investments--Diversified and Non-Diversified Portfolios." A TABLE OF CONTENTS APPEARS ON PAGE i OF THIS PROSPECTUS (THE "PROSPECTUS").

      The Fund offers a single class of shares, Class III Shares. Initial investments in the Fund must be in the amount of at least $1 million, unless such investment minimum is waived by the Manager. Subsequent investments must be in the amount of at least $100,000, unless such investment minimum is waived by the Manager.

                               INVESTMENT MANAGER

                                       GMO
                     Grantham, Mayo, Van Otterloo & Co. LLC

---------------------------

      This Prospectus concisely describes the information which investors ought to know about the Fund before investing. Please read this Prospectus carefully and keep it for further reference. A Statement of Additional Information dated December 21, 1998, as revised from time to time, is available free of charge by writing to the Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling
(617) 330-7500. The Statement, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS                                                    DECEMBER 21, 1998

                                TABLE OF CONTENTS

SCHEDULE OF FEES AND EXPENSES............................................    1

FINANCIAL HIGHLIGHTS.....................................................    3

INVESTMENT OBJECTIVE AND POLICIES........................................    4

DESCRIPTION AND RISKS OF FUND INVESTMENTS................................    5

ADDITIONAL INVESTMENT RESTRICTIONS.......................................    21

PURCHASE OF SHARES.......................................................    23

REDEMPTION OF SHARES.....................................................    24

DETERMINATION OF NET ASSET VALUE.........................................    25

DISTRIBUTIONS............................................................    26

TAXES ...................................................................    26

MANAGEMENT OF THE TRUST..................................................    27

ORGANIZATION AND CAPITALIZATION OF THE TRUST.............................    28

Appendix A:  RISKS AND LIMITATIONS OF OPTIONS, FUTURES AND SWAPS.........    29

Appendix B:  COMMERCIAL PAPER AND CORPORATE DEBT RATINGS.................    32

                          SCHEDULE OF FEES AND EXPENSES

------------------------------------------------------------------------------------------------------------
GMO                 Shareholder
Fund Name           Transaction Expenses                        Annual Operating Expenses**
------------------------------------------------------------------------------------------------------------
                    Cash Purchase     Redemption        Inv. Mgmt.     Share-       Other           Total
                    Premium (as a     Fees (as a        Fees after     holder       Expenses(1)   Operating
                    percentage of     percentage of     Fee Waiver(1)  Service                    Expenses(1)
                    amount invested)  amount                           Fee(2)
                                      redeemed)
------------------------------------------------------------------------------------------------------------
EMERGING COUNTRY
DEBT SHARE FUND
------------------------------------------------------------------------------------------------------------
Class III                  *              *                0.30%          0.15%        0.08%          0.53%
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
GMO
Fund Name               Examples**
--------------------------------------------------------------------------------

                         You would pay the             You would pay the
                         following expenses on a       following expenses on
                         $1,000 investment             the same investment
                         assuming 5% annual            assuming no redemption:
                         return with redemption
                         at the end of each time
                         period:
--------------------------------------------------------------------------------
EMERGING COUNTRY         1 Yr.       3 Yr.             1 Yr.          3 Yr.
DEBT SHARE FUND          -----       -----             -----          -----
--------------------------------------------------------------------------------
Class III               $13         $25                 $10            $22
--------------------------------------------------------------------------------


Footnotes appear on page 2 of this Prospectus and are important to understanding this table.

Unless otherwise noted, Annual Operating Expenses shown are based on actual expenses (for ECDF) for the fiscal year ended February 28, 1998.

*Note: No purchase premium or redemption fee is charged directly by the Fund. By virtue of the Fund's investment in ECDF, an investor in the Fund will, however, indirectly bear ECDF's purchase premium and redemption fee, which are presently up to 0.50% and 0.25%, respectively. These fees are paid to and retained by ECDF itself and are designed to allocate transaction costs caused by shareholder activity to the shareholder generating the activity (i.e., the Fund), rather than to ECDF as a whole.

**Note: The Annual Operating Expenses and Examples set forth in the table above reflect the aggregate Annual Operating Expenses of the Fund and ECDF, after giving effect to the Manager's voluntary undertakings to reduce its management fees and bear certain expenses, as described in greater detail in the footnotes below. No investment management fees, shareholder service fees or other operating expenses are assessed at the Fund level. Thus, the expenses shown in the table above effectively represent fees and expenses borne by the Fund by virtue of its investment in ECDF.

The purpose of the foregoing table is to assist investors in understanding the various costs and expenses of the Fund (and, indirectly, ECDF) that are borne by holders of Fund shares. THE FIVE PERCENT ANNUAL RETURN AND EXPENSE NUMBERS USED ARE NOT REPRESENTATIONS OF FUTURE PERFORMANCE OR EXPENSES. SUBJECT TO THE MANAGER'S UNDERTAKING TO WAIVE ITS FEE AND/OR BEAR CERTAIN EXPENSES FOR THE FUND AS DESCRIBED IN THE TABLE, ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN. Where a purchase premium and/or redemption fee is indicated as being charged by ECDF in certain instances, the foregoing examples assume the payment of such purchase premium and/or redemption fee even though such purchase premium and/or redemption fee is not applicable in all cases. (See "Purchase of Shares" and "Redemption of Shares").

                     NOTES TO SCHEDULE OF FEES AND EXPENSES

1. The Manager has voluntarily undertaken to bear certain expenses with respect to the Fund until further notice to the extent that the Fund's total annual operating expenses (excluding expenses indirectly incurred by investment in ECDF and other GMO Funds) would otherwise exceed the percentage of the Fund's daily net assets specified below. Therefore, so long as the Manager agrees to bear certain expenses, total annual operating expenses (subject to such exclusions) of the Fund will not exceed the stated limitation. Absent such an undertaking, management fees for the Fund and the Fund's annual operating expenses would be as shown below:

      Fund level expenses

                                                     TOTAL OPERATING
               VOLUNTARY       MANAGEMENT FEE        EXPENSES (ABSENT
             EXPENSE LIMIT    (ABSENT WAIVER)            WAIVER)
            ---------------------------------------------------------
                  0.00%                0.00%             0.05%

      In addition, the Manager has voluntarily undertaken to reduce its management fee and to bear certain expenses with respect to ECDF until further notice to the extent that ECDF's total annual operating expenses (excluding Shareholder Service Fees, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, transfer taxes and custodial fees) would otherwise exceed the percentage of ECDF's daily net assets specified below. Therefore, so long as the Manager agrees to reduce its fees and bear certain expenses, total annual operating expenses (subject to such exclusions) of ECDF will not exceed the stated limitation. Absent such an undertaking, management fees for ECDF and the annual operating expenses for Class III Shares of ECDF would be as shown below:

      ECDF expenses

                                                     TOTAL OPERATING
               VOLUNTARY       MANAGEMENT FEE        EXPENSES (ABSENT
             EXPENSE LIMIT     ABSENT WAIVER)            WAIVER)
            -----------------------------------------------------------
                  0.35%               0.50%                   0.73%

2. The Shareholder Service Fee ("SSF") is paid to GMO for providing client services and reporting services. No SSF is charged directly by the Fund; however, by virtue of the Fund's investment in ECDF, an investor in the Fund will indirectly bear the SSF set forth in the Schedule of Fees and Expenses table above.

                              FINANCIAL HIGHLIGHTS

                 (For a Share outstanding throughout the period)

EMERGING COUNTRY DEBT SHARE FUND

                                                                CLASS III SHARES
                                                                ----------------

                                                            PERIOD FROM JULY 20, 1998
                                                           (COMMENCEMENT OF OPERATIONS)
                                                               TO AUGUST 31, 1998
NET ASSET VALUE, BEGINNING OF PERIOD                               $    10.00
                                                                   ----------
Income from investment operations:
  Net investment income (a)                                                --
  Net realized and unrealized loss                                      (4.27)
                                                                   ----------

  Total from investment operations                                      (4.27)
                                                                   ----------
NET ASSET VALUE, END OF PERIOD                                     $     5.73
                                                                   ==========
TOTAL RETURN (B)                                                       (42.70)%
RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (000's)                                $   34,384

  Net expenses to average daily net assets                               0.00%*

  Net investment income to average daily net assets                      0.11%*

  Portfolio turnover rate                                                0%

Fees and expenses voluntarily waived or borne by the
  Manager consisted of the following per share amount:                   (c)

*   Annualized

(a) Recognition of net investment income is affected by the timing of the declaration of dividends by ECDF.

(b) The total return would have been lower had certain expenses not been waived during the period shown.

(c) Fees and expenses waived or borne by the Manager were less than $0.01 per share.

The above information has not been audited. This statement should be read in conjunction with the other unaudited financial statements and related notes which are included in the Fund's Semi-Annual Report, which is incorporated by reference in the Trust's Statement of Additional Information.

    Copies of the Fund's Semi-Annual Report are available upon request without charge.

                        INVESTMENT OBJECTIVE AND POLICIES

    The Fund's objective is to maximize total return through investment of substantially all of its assets in Class III Shares of ECDF. Because the Fund will invest all or substantially all of its assets in Class III Shares of ECDF, investors in the Fund should carefully consider all risks associated with an investment in ECDF.

    ECDF is a non-diversified fund that seeks to earn high total return by investing primarily in sovereign debt (bonds, including convertible bonds, and loans) of countries in Asia, Latin America, the Middle East and Africa, as well as any country located in Europe which is not in the European Community ("Emerging Countries"). In addition to considerations relating to investment restrictions and tax barriers, allocation of ECDF's investments among selected emerging countries is based on certain other relevant factors including the outlook for economic growth, currency exchange rates, interest rates, political factors and the stage of the local market cycle. ECDF will generally have at least 50% of its assets denominated in hard currencies such as the U.S. dollar, Japanese yen, Italian lira, British pound, Deutschemark, French franc and Canadian dollar. ECDF will attempt to provide a total return greater than that generally provided by the international fixed income securities markets as measured by the J.P. Morgan Emerging Markets Bond Index Plus.

    ECDF has a fundamental policy that, under normal market conditions, at least 65% of its total assets will be invested in debt securities of Emerging Countries. In addition, ECDF may invest in fixed income securities of any maturity, although ECDF expects that at least 65% of its total assets will be comprised of "bonds" as such term is described above. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

    ECDF's investments in Emerging Country debt instruments are subject to special risks that are in addition to the usual risks of investing in debt securities of developed foreign markets around the world, and investors are strongly advised to consider those risks carefully. See "Description and Risks of Fund Investments -- Certain Risks of Foreign Investments."

    ECDF may enter into loan participation agreements and other direct investments, forward foreign exchange agreements, invest in Brady bonds and purchase or sell securities on a when-issued or delayed delivery basis. ECDF may also lend portfolio securities valued at up to one-third of total assets, invest without limit in lower rated securities (also known as "junk bonds"), and invest in adjustable rate securities, zero coupon securities and depository receipts of foreign issuers. ECDF may also enter into repurchase agreements, reverse repurchase agreements and dollar roll agreements. In addition, ECDF may invest in mortgage-backed and other asset-backed securities issued by the U.S. government, its agencies and by non-government issuers, including collateral mortgage obligations ("CMO's"), strips and residuals. ECDF may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. ECDF may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities.

    ECDF may buy put and call options, sell (write) covered options, and enter into futures contracts and options on futures contracts for hedging, investment and risk management and to effect synthetic sales and purchases. ECDF's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by ECDF on all outstanding options it has purchased may not exceed 10% of its total assets. ECDF may also write options in connection with buy-and-write transactions, and use index futures on foreign indexes for investment, anticipatory hedging and risk management. In addition, ECDF may use forward foreign currency contracts, currency futures contracts and related options, currency swap contracts, options on currencies, and buy and sell currencies for hedging, and for currency risk management. ECDF may also use synthetic bonds and synthetic foreign currency denominated securities to approximate desired risk/return profiles where the desired profile is either unavailable or possesses undesirable characteristics.

    In addition, ECDF may use interest rate swap contracts, contracts for differences and interest rate caps, floors and collars for hedging, investment and risk management.

    For a description of the investment practices described in the preceding paragraphs and the risks associated with their use, see "Description and Risks of Fund Investments" in this Prospectus. Additional information regarding ECDF is contained in the GMO Trust Prospectus and Statement of Additional Information, each as amended from time to time, copies of which are available free of charge from the Trust.

                          DESCRIPTION AND RISKS OF FUND
                                   INVESTMENTS

    The following is a detailed description of the various investment practices (and the risks associated with their use) to which the Fund may, by virtue of its investment in ECDF, be exposed. Please refer to "Investment Objective and Policies" above for additional information regarding the extent to which ECDF may engage in a particular practice.

PORTFOLIO TURNOVER

    Portfolio turnover is not a limiting factor with respect to investment decisions for the Fund or ECDF. In any particular year, market conditions may well result in high portfolio turnover rates. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly by the Fund, and may well involve realization of capital gains that would be taxable (including short-term capital gains that are generally taxed at ordinary income tax rates) when distributed to shareholders of the Fund unless such shareholders are themselves tax exempt. See "Taxes" below.

DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS

    It is a policy of the Fund that at least 75% of the value of the Fund's total assets are represented by cash and cash items (including receivables), Government securities, securities of other investment companies (such as ECDF), and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer. ECDF, however, is a "non-diversified" fund under the 1940 Act, and as such is not required to satisfy the "diversified" requirements set forth in the 1940 Act (described above). As a non-diversified fund, ECDF is permitted to (but not required to) invest a higher percentage of its assets in the securities of fewer issuers relative to diversified funds. Such concentration could increase the risk of loss to ECDF (and thus the Fund) should there be a decline in the market value of any one portfolio security relative to diversified funds. Investment in a non-diversified fund may therefore entail greater risks than an investment in a diversified fund.

CERTAIN RISKS OF FOREIGN INVESTMENTS

    GENERAL. Investment in foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit ECDF's ability to invest in securities of certain issuers located in these foreign countries. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. Investors should also be aware that under certain circumstances, markets which are perceived to have similar characteristics to troubled markets may be adversely affected whether or not similarities actually exist.

    EMERGING COUNTRIES. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce ECDF's income (and thus the Fund's income) from such securities. Finally, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, there is little historical data or related market experience concerning the attributes of such instruments under all economic, market and political conditions.

    In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause ECDF to suffer a loss of any or all of its investments or, in the case of fixed-income securities, interest thereon. Regional financial pressures may cause some countries to place restrictions on the ability of the Fund to transfer title to the securities of their domestic corporations. For example, in October of 1998, Malaysia placed significant time-based restrictions on the ability of foreign investors to transfer title to the securities of Malaysian corporations and on the repatriation of income resulting from such transfers.

    DIRECT INVESTMENTS IN RUSSIAN SECURITIES. ECDF may invest directly in securities of Russian issuers. Investment in securities of such issuers presents many of the same risks as investing in securities of issuers in other emerging market economies, as described in the immediately preceding section. However, the political, legal and operational risks of investing in Russian issuers, and of having assets maintained within Russia, may be particularly acute.

    A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of private companies is recorded. When ECDF invests in a Russian issuer, it will receive a "share extract", but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

      INVESTMENTS IN ASIA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, ECDF's investments in Asia involve additional risks specific to investment in the region. The region encompasses countries at varying levels of economic development--ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may impact other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt-crisis or a decline in currency valuation in one country can spread to other countries.

      ECDF is susceptible to political and social factors affecting issuers in Asian countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available. Restrictions on direct foreign investments in securities markets also exist in some countries. For example, Taiwan permits foreign investment only through authorized qualified foreign institutional investors. The recent return of Hong Kong to China and the recent actions of the Malaysian government (see "Certain Risks of Foreign Investments--Emerging Markets" above) will continue to affect the region.

      Some countries in the region are heavily dependent upon foreign trade. The economies of some Asian countries are not diversified and are based upon only a few commodities or industries. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity and more volatility than more developed markets.

      In the latter half of 1997 the region began experiencing increased market volatility and marked declines in foreign currency exchange rates. Fluctuation in currency exchange rates can affect a country's ability to service its debt. Currency fluctuation will affect the value of the securities in ECDF's portfolio because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar.

SECURITIES LENDING

      ECDF may make secured loans of portfolio securities amounting to not more than one-third of ECDF's total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government Securities at least equal at all times to the market value of the securities lent. The borrower pays to ECDF an amount equal to any dividends or interest ECDF would have received had the securities not been lent. If the loan is collateralized by U.S. Government Securities, ECDF will receive a fee from the borrower. In the case of loans collateralized by cash, ECDF typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, ECDF retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by ECDF if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. ECDF may also call such loans in order to sell the securities involved. The Manager has retained lending agents on behalf of ECDF that are compensated based on a percentage of ECDF's return on the securities lending activity. ECDF also pays various fees in connection with such loans including shipping fees and reasonable custodian fees approved by the Trustees of the Trust or persons acting pursuant to direction of the Board.

DEPOSITORY RECEIPTS

      ECDF may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available that are consistent with ECDF's investment objective. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

CONVERTIBLE SECURITIES

      A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The Manager regards convertible securities as a form of equity security.

FUTURES AND OPTIONS

      As described under "Investment Objectives and Policies" above, ECDF may use futures and options for various purposes. Such transactions may involve options, futures and related options on futures contracts, and those instruments may relate to particular equity and fixed income securities, equity and fixed income indexes, and foreign currencies. ECDF may also enter into a combination of long and short positions (including spreads and straddles) for a variety of investment strategies, including protecting against changes in certain yield relationships.

      The use of futures contracts and options on futures contracts involves risk. Thus, while ECDF may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for ECDF than if it had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures and options on futures and the costs of these transactions will affect ECDF's performance. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for a more detailed discussion of the limits, conditions and risks of ECDF's investments in futures contracts and related options.

      OPTIONS. As has been noted above, ECDF may use options and (1) may enter into contracts giving third parties the right to buy ECDF's portfolio securities for a fixed price at a future date (writing "covered call options"); (2) may enter into contracts giving third parties the right to sell securities to ECDF for a fixed price at a future date (writing "covered put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

      WRITING COVERED OPTIONS. ECDF may seek to increase its return by writing covered call or put options on optionable securities or indexes. A call option written by ECDF on a security gives the holder the right to buy the underlying security from ECDF at a stated exercise price; a put option gives the holder the right to sell the underlying security to ECDF at a stated exercise price. In the case of options on indexes, the options are usually cash settled based on the difference between the strike price and the value of the index.

      ECDF will receive a premium for writing a put or call option, which increases ECDF's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand and interest rates. By writing a call option on a security, ECDF limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option on a security, ECDF assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value. In the case of options on an index, if ECDF writes a call, any profit by ECDF in respect of portfolio securities expected to correlate with the index will be limited by an increase in the index above the exercise price of the option. If ECDF writes a put on an index, ECDF may be required to make a cash settlement greater than the premium received if the index declines.

      A call option on a security is "covered" if ECDF owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if ECDF holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by ECDF in cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian. A put option is "covered" if ECDF maintains cash, U.S. Government Securities or other high grade debt obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

      If the writer of an option wishes to terminate its obligation, it may effect a "closing purchase transaction." This is accomplished, in the case of exchange traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that ECDF will be able to effect a closing purchase or a closing sale transaction at any particular time. Also, an over-the-counter option may be closed out only with the other party to the option transaction.

      Effecting a closing transaction in the case of a written call option will permit ECDF to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit ECDF to write another put option to the extent that the exercise price thereof is secured by deposited cash or high grade debt obligations. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If ECDF desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

      ECDF will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; ECDF will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by ECDF.

      ECDF may write options in connection with buy-and-write transactions; that is, ECDF may purchase a security and then write a call option against that security. The exercise price of the call ECDF determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, ECDF's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between ECDF's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and ECDF's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, ECDF may elect to close the position or take delivery of the security at the exercise price. In that event, ECDF's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by ECDF in market environments analogous to those in which call options are used in buy-and-write transactions.

      FUTURES. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above) which means that the purchase price is subtracted from the current market value of the instrument and the net amount if positive is paid to the purchaser, and if negative is paid by the purchaser. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Under U.S. law, futures contracts on individual equity securities are not permitted. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for more information concerning these practices and their accompanying risks.

      The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash or U.S. Government Securities generally not exceeding 5% of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

      In most cases futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, a loss will be realized.

      The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

      INDEX FUTURES. ECDF may purchase futures contracts on various securities indexes ("Index Futures"). ECDF's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC.

      An Index Future may call for "physical delivery" or be "cash settled." An Index Future that calls for physical delivery is a contract to buy an integral number of units of the particular securities index at a specified future date at a price agreed upon when the contract is made. A unit is the value from time to time of the relevant index. Even though ECDF is obligated to pay the face amount on the stated date on the purchase of an Index Future that calls for physical delivery, such an Index Future may be closed out on that date or any earlier date by selling an Index Future with the same face amount and contract date. This will terminate ECDF's position and ECDF will realize a profit or a loss based on the difference between the cost of purchasing the original Index Future and the price obtained from selling the closing Index Future. The amount of the profit or loss is determined by the change in the value of the relevant index while the Index Future was held.

      Index Futures that are "cash settled" provide by their terms for settlement on a net basis reflecting changes in the value of the underlying index. Thus, the purchaser of such an Index Future is never obligated to pay the face amount of the contract. The net payment obligation may in fact be very small in relation to the face amount.

      ECDF may close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day). Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time ECDF purchases foreign stock Index Futures.

      The price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

      The use of Index Futures involves risk. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for a more detailed discussion of the limits, conditions and risks of ECDF's investment in futures contracts.

      INTEREST RATE FUTURES. For the purposes previously described, ECDF may engage in a variety of transactions involving the use of futures with respect to U.S. Government Securities and other fixed income securities. The use of interest rate futures involves risk. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for a more detailed discussion of the limits, conditions and risks of ECDF's investment in futures contracts.

      OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. ECDF may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, ECDF may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, ECDF may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which ECDF expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See "Description and Risks of Fund Investment Practices -- Foreign Currency Transactions" for a description of ECDF's use of options on currency futures contracts.

USES OF OPTIONS, FUTURES AND OPTIONS ON FUTURES

      RISK MANAGEMENT. When futures and options on futures are used for risk management, ECDF will generally take long positions (e.g., purchase call options, futures contracts or options thereon) in order to increase ECDF's exposure to a particular market, market segment or foreign currency. In the case of futures and options on futures, ECDF is only required to deposit the initial and variation margin as required by relevant CFTC regulations and the rules of the contract markets. Because ECDF will then be obligated to purchase the security or index at a set price on a future date, ECDF's net asset value will fluctuate with the value of the security as if it were already included in ECDF's portfolio. Risk management transactions have the effect of providing a degree of investment leverage, particularly when ECDF does not segregate assets equal to the face amount of the contract (i.e., in cash settled futures contracts) since the futures contract (and related options) will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variation margin that ECDF is required to deposit. As a result, the value of ECDF's portfolio will generally be more volatile than the value of comparable portfolios which do not engage in risk management transactions. ECDF will not, however, use futures and options on futures to obtain greater volatility than it could obtain through direct investment in securities; that is, ECDF will not normally engage in risk management to increase the average volatility (beta) of ECDF's portfolio above 1.00, the level of risk (as measured by volatility) that would be present if ECDF were fully invested in the securities comprising the relevant index. However, ECDF may invest in futures and options on futures without regard to this limitation if the face value of such investments, when aggregated with the Index Futures, equity swaps and contracts for differences as described below does not exceed 10% of ECDF's assets.

      HEDGING. To the extent indicated elsewhere, ECDF may also enter into options, futures contracts and buy and sell options thereon for hedging. For example, if ECDF wants to hedge certain of its fixed income securities against a decline in value resulting from a general increase in market rates of interest, it might sell futures contracts with respect to fixed income securities or indexes of fixed income securities. If the hedge is effective, then should the anticipated change in market rates cause a decline in the value of ECDF's fixed income security, the value of the futures contract should increase. ECDF may also use futures contracts in anticipatory hedge transactions by taking a long position in a futures contract with respect to a security, index or foreign currency that ECDF intends to purchase (or whose value is expected to correlate closely with the security or currency to be purchased) pending receipt of cash from other transactions (including the proceeds from this offering) to be used for the actual purchase. Then if the cost of the security or foreign currency to be purchased by ECDF increases and if the anticipatory hedge is effective, that increased cost should be offset, at least in part, by the value of the futures contract. Options on futures contracts may be used for hedging as well. For example, if the value of a fixed-income security in ECDF's portfolio is expected to decline as a result of an increase in rates, ECDF might purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, for anticipatory hedging, ECDF may purchase call options or write put options as a substitute for the purchase of futures contracts. See "Description and Risks of Fund Investment Practices -- Foreign Currency Transactions" for more information regarding the currency hedging practices of ECDF.

      INVESTMENT PURPOSES. To the extent indicated elsewhere, ECDF may also enter into futures contracts and buy and sell options thereon for investment. For example, ECDF may invest in futures when its Manager believes that there are not enough attractive securities available to maintain the standards of diversity and liquidity set for ECDF pending investment in such securities if or when they do become available. Through this use of futures and related options, ECDF may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. This use may also permit ECDF to avoid potential market and liquidity problems (e.g., driving up the price of a security by purchasing additional shares of a portfolio security or owning so much of a particular issuer's stock that the sale of such stock depresses that stock's price) which may result from increases in positions already held by ECDF.

      When ECDF purchases futures contracts for investment, it will maintain cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian in an amount which, together with the initial and variation margin deposited on the futures contracts, is equal to the face value of the futures contracts at all times while the futures contracts are held.

      Incidental to other transactions in fixed income securities, for investment purposes ECDF may also combine futures contracts or options on fixed income securities with cash, cash equivalent investments or other fixed income securities in order to create "synthetic" bonds which approximate desired risk and return profiles. This may be done where a "non-synthetic" security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding taxes). ECDF may also purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics. For greater detail, see "Foreign Currency Transactions" below. When ECDF creates a "synthetic" bond with a futures contract, it will maintain cash, U.S. Government securities or other high grade debt obligations in a segregated account with its custodian with a value at least equal to the face amount of the futures contract (less the amount of any initial or variation margin on deposit).

      SYNTHETIC SALES AND PURCHASES. Futures contracts may also be used to reduce transaction costs associated with short-term restructuring of ECDF's portfolio. For example, if ECDF's portfolio includes stocks of companies with medium-sized equity capitalization (e.g., between $300 million and $5.2 billion) and, in the opinion of the Manager, such stocks are likely to underperform larger capitalization stocks, ECDF might sell some or all of its mid-capitalization stocks, buy large capitalization stocks with the proceeds and then, when the expected trend had played out, sell the large capitalization stocks and repurchase the mid-capitalization stocks with the proceeds. In the alternative, ECDF may use futures to achieve a similar result with reduced transaction costs. In that case, ECDF might simultaneously enter into short futures positions on an appropriate index (e.g., the S&P Mid Cap 400 Index) (to synthetically "sell" the stocks in ECDF) and long futures positions on another index (e.g., the S&P 500) (to synthetically "buy" the larger capitalization stocks). When the expected trend has played out, ECDF would then close out both futures contract positions. ECDF will only enter into these combined positions if (1) the short position (adjusted for historic volatility) operates as a hedge of existing portfolio holdings, (2) the face amount of the long futures position is less than or equal to the value of the portfolio securities that ECDF would like to dispose of, (3) the contract settlement date for the short futures position is approximately the same as that for the long futures position and (4) ECDF segregates an amount of cash, U.S. Government Securities and other high-quality debt obligations whose value, marked-to-market daily, is equal to ECDF's current obligations in respect of the long futures contract positions. If ECDF uses such combined short and long positions, in addition to possible declines in the values of its investment securities, ECDF may also suffer losses associated with a securities index underlying the long futures position underperforming the securities index underlying the short futures position. However, the Manager will enter into these combined positions only if the Manager expects that, overall, ECDF will perform as if it had sold the securities hedged by the short position and purchased the securities underlying the long position. ECDF may also use swaps and options on futures to achieve the same objective. For more information, see Appendix A, "Risks and Limitations of Options, Futures and Swaps."

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

      As has been described in the "Investment Objectives and Policies" section above, ECDF may use swap contracts and other two-party contracts for the same or similar purposes as they may use options, futures and related options. The use of swap contracts and other two-party contracts involves risk. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for a more detailed discussion of the limits, conditions and risks of ECDF's investments in swaps and other two-party contracts.

      SWAP CONTRACTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods generally ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange returns (or differentials in rates of return) calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. ECDF will usually enter into swaps on a net basis, i.e., the two returns are netted out, with ECDF receiving or paying, as the case may be, only the net amount of the two returns.

      INTEREST RATE AND CURRENCY SWAP CONTRACTS. Interest rate swaps involve the exchange of the two parties' respective commitments to pay or receive interest on a notional principal amount (e.g., an exchange of floating rate payments for fixed rate payments). Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

      EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. Equity swap contracts involve the exchange of one party's obligation to pay the loss, if any, with respect to a notional amount of a particular equity index plus interest on such notional amount at a designated rate (e.g., the London Inter-Bank Offered Rate) in exchange for the other party's obligation to pay the gain, if any, with respect to the notional amount of such index.

      If ECDF enters into a long equity swap contract, ECDF's net asset value will fluctuate as a result of changes in the value of the equity index on which the equity swap is based as if it had purchased the notional amount of securities comprising the index. ECDF will not use long equity swap contracts to obtain greater volatility than it could obtain through direct investment in securities; that is, ECDF will not normally enter an equity swap contract to increase the volatility (beta) of ECDF's portfolio above 1.00, the volatility that would be present in the stocks comprising ECDF's benchmark index. However, ECDF may invest in long equity swap contracts without regard to this limitation if the notional amount of such equity swap contracts, when aggregated with the Index Futures as described above and the contracts for differences as described below, does not exceed 10% of ECDF's net assets.

      Contracts for differences are swap arrangements in which ECDF may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. As to one of the baskets, ECDF's return is based on theoretical long futures positions in the securities comprising that basket (with an aggregate face value equal to the notional amount of the contract for differences) and as to the other basket, ECDF's return is based on theoretical short futures positions in the securities comprising the basket. ECDF may also use actual long and short futures positions to achieve the same market exposure(s) as contracts for differences. ECDF will only enter into contracts for differences where payment obligations of the two legs of the contract are netted and thus based on changes in the relative value of the baskets of securities rather than on the aggregate change in the value of the two legs. ECDF will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. However, it is possible that the short basket will outperform the long basket - resulting in a loss to ECDF, even in circumstances where the securities in both the long and short baskets appreciate in value.

      Except for instances in which ECDF elects to obtain leverage up to the 10% limitation mentioned above, ECDF will maintain cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian in an amount equal to the aggregate of net payment obligations on its swap contracts and contracts for differences, marked to market daily.

      ECDF may enter into swaps and contracts for differences for hedging, investment and risk management. When using swaps for hedging, ECDF may enter into an interest rate, currency or equity swap, as the case may be, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. For risk management or investment purposes ECDF may also enter into a contract for differences in which the notional amount of the theoretical long position is greater than the notional amount of the theoretical short position. ECDF will not normally enter into a contract for differences to increase the volatility (beta) of ECDF's portfolio above 1.00. However, ECDF may invest in contracts for differences without regard to this limitation if the aggregate amount by which the theoretical long positions of such contracts exceed the theoretical short positions of such contacts, when aggregated with the Index Futures and equity swaps contracts as described above, does not exceed 10% of ECDF's net assets.

      INTEREST RATE CAPS, FLOORS AND COLLARS. ECDF may use interest rate caps, floors and collars for the same purposes or similar purposes as for which they use interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below two specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate collar. Except when using such contracts for risk management, ECDF will maintain cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian in an amount at least equal to its obligations, if any, under interest rate cap, floor and collar arrangements. As with futures contracts, when ECDF uses notional amount contracts for risk management it is only required to segregate assets equal to its net payment obligation, not the notional amount of the contract. In those cases, the notional amount contract will have the effect of providing a degree of investment leverage similar to the leverage associated with nonsegregated futures contracts. ECDF's use of interest rate caps, floors and collars for the same or similar purposes as those for which they use futures contracts and related options present the same risks and similar opportunities to those associated with futures and related options. For a description of certain limitations on ECDF's use of caps, floors and collars, see Appendix A, "Risks and Limitations of Options, Futures and Swaps -- Additional Regulatory Limitations on the Use of Futures and Related Options, Interest Rate Floors, Caps and Collars and Interest Rate and Currency Swap Contracts." Because caps, floors and collars are recent innovations for which standardized documentation has not yet been developed they are deemed by the SEC to be relatively illiquid investments which are subject to ECDF's limitation on investment in illiquid securities. See "Description and Risks of Fund Investments --Illiquid Securities."

FOREIGN CURRENCY TRANSACTIONS

      Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the proposed introduction of the "euro" (a common currency unit for the European Union) in January 1999. These and other currencies in which ECDF's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to ECDF, and thus the Fund.

      ECDF is permitted to invest in securities denominated in foreign currencies and may buy or sell foreign currencies, deal in forward foreign currency contracts, currency futures contracts and related options and options on currencies. ECDF may use such currency instruments for hedging, investment or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of ECDF and its performance benchmark.

      Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. Options on currency futures contracts give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.

      ECDF may enter into forward contracts for hedging under three circumstances. First, when ECDF enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, ECDF will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

      Second, when the Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, ECDF may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of ECDF's portfolio securities denominated in such foreign currency. Maintaining a match between the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

      Third, ECDF may engage in currency "cross hedging" when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that ECDF may achieve the same protection for a foreign security at reduced cost through the use of a forward foreign currency contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated. By engaging in cross hedging transactions, ECDF assumes the risk of imperfect correlation between the subject currencies. These practices may present risks different from or in addition to the risks associated with investments in foreign currencies. See Appendix A, "Risks and Limitations of Options, Futures and Swaps."

      ECDF is not required to enter into hedging transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. By entering into the above hedging transactions, ECDF may be required to forgo the benefits of advantageous changes in the exchange rates.

      ECDF may also enter foreign currency forward contracts for investment and currency risk management. When ECDF uses currency instruments for such purposes, the foreign currency exposure of ECDF may differ substantially from the currencies in which ECDF's investment securities are denominated. However, ECDF's aggregate foreign currency exposure will not normally exceed 100% of the value of ECDF's securities, except that ECDF may use currency instruments without regard to this limitation if the amount of such excess, when aggregated with futures contracts, equity swap contracts and contracts for differences used in similar ways, does not exceed 10% of ECDF's net assets.

      Except to the extent that ECDF may use such contracts for risk management, whenever ECDF enters into a foreign currency forward contract, other than a forward contract entered into for hedging, it will maintain cash, U.S. Government securities or other high grade debt obligations in a segregated account with its custodian with a value, marked to market daily, equal to the amount of the currency required to be delivered.

      ECDF may use currency futures contracts and related options and options on currencies for the same reasons for which they use currency forwards. Except to the extent that ECDF may use futures contracts and related options for risk management, ECDF will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by ECDF in cash, U.S. Government securities or other high grade debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by ECDF falls below 100% of the market value of the call written by ECDF, ECDF will maintain an amount of cash, U.S. Government securities or other high grade debt obligations in a segregated account with its custodian equal in value to the difference. Alternatively, ECDF may cover the call option by owning securities denominated in the currency with a value equal to the face amount of the contract(s) or through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by ECDF.

REPURCHASE AGREEMENTS

      ECDF may enter into repurchase agreements with banks and broker-dealers by which ECDF acquires a security (usually an obligation of the Government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-on price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for ECDF to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject ECDF to expenses, delays and risks of loss including: (a) possible declines in the value of the underlying security during the period while ECDF seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY

      Debt and other fixed income securities include fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers.

      Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Fixed income securities denominated in foreign currencies are also subject to the risk of a decline in the value of the denominating currency.

      Because interest rates vary, it is impossible to predict the future income of ECDF investing in such securities. The net asset value of ECDF's shares will vary as a result of changes in the value of the securities in its portfolio and will be affected by the absence and/or success of hedging strategies.

TEMPORARY HIGH QUALITY CASH ITEMS

      As described under "Investment Objectives and Policies" above, ECDF may temporarily invest a portion of its assets in cash or cash items pending other investments or in connection with the maintenance of a segregated account. These cash items must be of high quality and may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities ECDF will seek to minimize credit risk with respect to such investments.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

      U.S. Government Securities include securities issued or guaranteed by the U.S. government or its authorities, agencies or instrumentalities. Foreign Government Securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies or instrumentalities or by supra-national agencies. U.S. Government Securities and Foreign Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. Similarly, some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, Foreign Government Securities may involve varying degrees of credit risk as a result of financial or political instability in such countries and the possible inability of ECDF to enforce its rights against the foreign government issuer.

      Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

      Like other fixed income securities, U.S. Government Securities and Foreign Government Securities are subject to market risk and their market values fluctuate as interest rates change. Thus, for example, the value of an investment in a fund (such as ECDF) which holds U.S. Government Securities or Foreign Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities and Foreign Government Securities tend to be lower than those of corporate securities of comparable maturities.

      In addition to investing directly in U.S. Government Securities and Foreign Government Securities, ECDF may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities and Foreign Government Securities. These certificates of accrual and similar instruments may be more volatile than other government securities.

LOWER RATED SECURITIES

      ECDF may invest some or all of its assets in securities rated below investment grade (that is, rated below BBB by Standard & Poor's or below Baa by Moody's) at the time of purchase, including securities in the lowest rating categories, and comparable unrated securities ("Lower Rated Securities"). ECDF will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the Manager will monitor the investment to determine whether continued investment in the security will assist in meeting ECDF's investment objective.

      Lower Rated Securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower Rated Securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a fund investing in Lower Rated Securities may be more dependent on the Manager's own credit analysis than is the case with higher quality bonds. The market for Lower Rated Securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for Lower Rated Securities. This reduced liquidity at certain times may affect the values of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics. See Appendix B for more information concerning commercial paper and corporate debt ratings.

INDEXED SECURITIES

      Indexed Securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

      Indexed securities in which ECDF may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate securities.

      ECDF's investment in indexed securities may also create taxable income in excess of the cash such investments generate. See "Taxes - Tax Implications of Certain Investments" in the GMO Trust Prospectus.

FIRM COMMITMENTS

      A firm commitment agreement is an agreement with a bank or broker-dealer for the purchase of securities at an agreed-upon price on a specified future date. ECDF may enter into firm commitment agreements with such banks and broker-dealers with respect to any of the instruments eligible for purchase by ECDF. ECDF will only enter into firm commitment arrangements with banks and broker-dealers which the Manager determines present minimal credit risks. ECDF will maintain in a segregated account with its custodian cash, U.S. Government Securities or other liquid high grade debt obligations in an amount equal to ECDF's obligations under firm commitment agreements.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

      ECDF may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by ECDF of portfolio assets concurrently with an agreement by ECDF to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, ECDF continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

      Dollar rolls are transactions in which ECDF sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, ECDF forgoes principal and interest paid on the securities. ECDF is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

      If ECDF makes such investments, it will establish segregated accounts with its custodian in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by ECDF may decline below the price of the securities ECDF has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, ECDF's use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce ECDF's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by ECDF for purposes of ECDF's fundamental investment restriction with respect to borrowings.

ILLIQUID SECURITIES

      ECDF may purchase "illiquid securities," i.e., securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which ECDF has valued the investment, which include securities whose disposition is restricted by securities laws, so long as no more than 15% of net assets would be invested in such illiquid securities. ECDF currently intends to invest in accordance with the SEC staff view that repurchase agreements maturing in more than seven days are illiquid securities. The SEC staff has stated informally that it is of the view that over-the-counter options and securities serving as cover for over-the-counter options are illiquid securities. While the Trust does not agree with this view, it will operate in accordance with any relevant formal guidelines adopted by the SEC.

      In addition, the SEC staff considers equity swap contracts, caps, floors and collars to be illiquid securities. Consequently, while the staff maintains this position, ECDF will not enter into an equity swap contract or a reverse equity swap contract or purchase a cap, floor or collar if, as a result of the investment, the total value (i.e., marked-to-market value) of such investments (without regard to their notional amount) together with that of all other illiquid securities which ECDF owns would exceed 15% of ECDF's total assets.

MORTGAGE-BACKED AND OTHER ASSET-BACKED SECURITIES

      Mortgage-backed and other asset-backed securities may be issued by the U.S. government, its agencies or instrumentalities, or by non-governmental issuers. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, there can be no certainty as to the predicted yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and ECDF would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation was prepaid. As a result of these principal prepayment features, the values of mortgage-backed securities generally fall when interest rates rise, but their potential for capital appreciation in periods of falling interest rates is limited because of the prepayment feature. The mortgage-backed securities purchased by ECDF may include Adjustable Rate Securities as such term is defined in "Description and Risks of Fund Investment Practices -- Adjustable Rate Securities" below.

      Other "asset-backed securities" include securities backed by pools of automobile loans, educational loans and credit card receivables. Mortgage-backed and asset-backed securities of non-governmental issuers involve pre-payment risks similar to those of U.S. government guaranteed mortgage-backed securities and also involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"); STRIPS AND RESIDUALS. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of CMO held by ECDF would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

      CMOs include securities ("Residuals") representing the interest in any excess cash flow and/or the value of any collateral remaining on mortgages or mortgage-backed securities from the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer. Residuals have value only to the extent income from such underlying mortgages or mortgage-backed securities exceeds the amounts necessary to satisfy the issuer's debt obligations represented by all other outstanding CMOs.

      CMOs also include certificates representing undivided interests in payments of interest-only or principal-only ("IO/PO Strips") on the underlying mortgages. IO/PO Strips and Residuals tend to be more volatile than other types of securities. IO Strips and Residuals also involve the additional risk of loss of a substantial portion or the entire value of the investment if the underlying securities are prepaid. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

ADJUSTABLE RATE SECURITIES

      Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. They may be U.S. Government Securities or securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rates securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly when market interest rates fall.

BRADY BONDS

      Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").

Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines and other countries.

      Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

      Brady Bonds are often viewed as having three or four valuation components: any collateralized repayment of principal at final maturity; any collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

ZERO COUPON SECURITIES

      A fund investing in "zero coupon" fixed income securities is required to accrue interest income on these securities at a fixed rate based on the initial purchase price and the length to maturity, but these securities do not pay interest in cash on a current basis. As such, ECDF is required to distribute the income on these securities to its shareholders as the income accrues, even though ECDF is not receiving the income in cash on a current basis. Thus, ECDF may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO and PO strips.

LOANS, LOAN PARTICIPATIONS AND ASSIGNMENTS

      ECDF may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to ECDF's policies regarding the quality of debt securities.

      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating agency and yield could be adversely affected. Loans that are fully secured offer ECDF more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of emerging countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling to pay interest and repay principal when due.

      When investing in a loan participation, ECDF will typically have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, ECDF typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, ECDF will assume the credit risk of both the borrower and the lender that is selling the participation.

      Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to ECDF. For example, if a loan is foreclosed, ECDF could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, ECDF could be held liable as a co-lender. In the case of a loan participation, direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to ECDF in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, ECDF may rely on the Manager's research to attempt to avoid situations where fraud or misrepresentation could adversely affect ECDF.

      A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, ECDF has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against the borrower.

      Direct indebtedness purchased by ECDF may include letters of credit, revolving credit facilities, or other standby financing commitments obligating ECDF to pay additional cash on demand. These commitments may have the effect of requiring ECDF to increase its investment in a borrower at a time when it would not otherwise have done so. ECDF will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

SPECIAL YEAR 2000 RISK CONSIDERATIONS

      Many of the services provided to the Fund and ECDF depend on the proper functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the Fund's or ECDF's service systems fail to process information properly, that could have an adverse impact on the Fund's operations and services provided to shareholders. GMO, as well as the Fund's and ECDF's administrator, transfer agent, custodian and other service providers, have reported that each is working toward mitigating the risks associated with the so-called "Year 2000 problem." However, there can be no assurance that the problems will be corrected in all respects and that the Fund's operations and services provided to shareholders will not be adversely affected.

                       ADDITIONAL INVESTMENT RESTRICTIONS

Fundamental Restrictions:

      Without a vote of the majority of the outstanding voting securities of the Fund, the Trust will not take any of the following actions with respect to the Fund as indicated:

      (1) Borrow money except under the following circumstances: (i) The Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) The Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) The Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Fund establishes a segregated account with its custodian in which it maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions. Under current pronouncements of the SEC staff, such transactions are not treated as senior securities so long as and to the extent that the Fund establishes a segregated account with its custodian in which it maintains liquid assets, such as cash, U.S. Government securities or other appropriate high grade debt securities equal in value to its obligations in respect of these transactions.

      (2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

      (3) Make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

      (4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

      (5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

      (6) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 100% of the Fund's total assets.

      (7) Concentrate more than 25% of the value of its total assets in any one industry (except that, as described herein, the Fund may invest all of its assets in shares of ECDF, an open-end investment company).

      (8) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.

      (9) Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness", the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if the Fund covers such securities by maintaining certain "segregated accounts." Similarly, so long as such segregated accounts are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by non-fundamental policy (5) below; any borrowing permitted by restriction 1 above; any collateral arrangements with respect to initial and variational margin permitted by non-fundamental policy
(5) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

Non-Fundamental Restrictions:

      It is contrary to the present policy of the Fund, which may be changed by the Trustees without shareholder approval, to:

      (1) Invest in warrants or rights excluding options (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase), except that the Fund may invest in such warrants or rights so long as the aggregate value thereof (taken at the lower of cost or market) does not exceed 5% of the value of the fund's total net assets; provided that within this 5%, not more than 2% of its net assets may be invested in warrants that are not listed on the New York or American Stock Exchange or a recognized foreign exchange.

      (2) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

      (3) Make investments for the purpose of gaining control of a company's management.

      (4) Invest more than 15% of net assets in illiquid securities. The securities currently thought to be included as "illiquid securities" are restricted securities under the Federal securities laws (including illiquid securities traded under Rule 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities traded under Section 4(2) or Rule 144A under the Securities Act of 1933 are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

      (5) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 331/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively is not deemed to be a pledge or encumbrance.)

      Except as indicated above in Fundamental Restriction No. 1, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

      The phrase "shareholder approval," as used in the Prospectus, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to the Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                               PURCHASE OF SHARES

      Shares of the Fund are available only from the Trust and may be purchased on any day when the New York Stock Exchange is open for business (a "business day"). Shares may be purchased by calling (617) 330-7500. See "Purchase Procedures" below.

      The purchase price of a share of the Fund is the net asset value next determined after a Purchase Order is received in good order. No purchase premium is charged by the Fund, although investors in the Fund will indirectly bear ECDF's purchase premium, which is currently 0.50%. This purchase premium is paid to and retained by ECDF and is intended to cover the brokerage and other costs associated with putting the investment to work in the relevant markets.

      Shares may be purchased (i) in cash, (ii) in exchange for securities on deposit at The Depository Trust Company ("DTC") (or such other depository acceptable to the Manager), subject to the determination by the Manager that the securities to be exchanged are acceptable, or (iii) by a combination of such securities and cash. In all cases, the Manager reserves the right to reject any particular investment. Securities acceptable to the Manager as consideration for Fund shares will be valued as set forth under "Determination of Net Asset Value" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Trust upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes may be realized by investors subject to federal income taxation upon the exchange, depending upon the investor's basis in the securities tendered.

      The Manager will not approve securities as acceptable consideration for Fund shares unless (1) the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities may be acquired under the investment restrictions applicable to the Fund. Investors interested in making in-kind purchases should telephone the Manager at (617) 330-7500.

      For purposes of calculating the purchase price of Trust shares, a Purchase Order is received by the Trust on the day that it is in "good order" and is accepted by the Trust. For a Purchase Order to be in "good order" on a particular day, the investor's consideration must be received before the relevant deadline on that day. If the investor makes a cash investment, the deadline for wiring Federal funds to the Trust is 2:00 p.m.; if the investor makes an investment in-kind, the investor's securities must be placed on deposit at DTC (or such other depository as is acceptable to the Manager) and 2:00 p.m. is the deadline for transferring those securities to the account designated by the transfer agent, Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Investors should be aware that approval of the securities to be used for purchase must be obtained from the Manager prior to this time. When the consideration is received by the Trust after the relevant deadline, the Purchase Order is not considered to be in good order and is required to be resubmitted on the following business day. With the prior consent of the Manager, in certain circumstances the Manager may, in its discretion, permit purchases based on receiving adequate written assurances that Federal Funds or securities, as the case may be, will be delivered to the Trust by 2:00 p.m. on or prior to the fourth business day after such assurances are received.

PURCHASE PROCEDURES:

      (a) General: Investors should call the Trust at (617) 330-7500 before attempting to place an order for Shares. The Trust reserves the right to reject any order for Fund shares. DO NOT SEND CASH, CHECKS OR SECURITIES DIRECTLY TO THE TRUST. Wire transfer and mailing instructions are contained in the PURCHASE ORDER FORM which can be obtained from the Trust at the telephone numbers set forth above.

      Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. The Trust will send a written confirmation (including a statement of shares owned) to shareholders at the time of each transaction.

      (b) Purchase Order Form: Investors must submit an application to the Trust and it must be accepted by the Trust before it will be considered in "good order."

      A Purchase Order Form for Shares may be obtained by calling the Trust at
(617) 330-7500. The Purchase Order Form may be submitted to the Trust (i) By Mail to GMO Trust c/o Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110; Attention: Shareholder Services, or (ii) By Facsimile to (617) 439-4192; Attention: Shareholder Services.

      (c) Acceptance of Order: No purchase order is in "good order" until it has been accepted by the Trust. As noted above, investors should call the Trust at the telephone number indicated before attempting to place an order. If a Purchase Order Form is faxed to the Trust without first contacting the Trust, investors should not consider their order acknowledged until they have received notification from the Trust or have confirmed receipt of the order by contacting the Trust. A shareholder may confirm acceptance of a mailed or faxed Purchase Order Form by calling the Trust at (617) 330-7500. If a Purchase Order Form is mailed to the Trust, it will be acted upon when received.

      (d) Payment: All Federal funds must be transmitted to Investors Bank & Trust Company for the account of the Fund. "Federal funds" are monies credited to Investors Bank & Trust Company's account with the Federal Reserve Bank of Boston.

Note: The Trust may attempt to process orders for Trust shares that are submitted less formally than as described above, but, in such cases, the investor should carefully review confirmations sent by the Trust to verify that the order was properly executed. The Trust cannot be held responsible for failure to execute orders or improperly executing orders that are not submitted in accordance with these procedures.

                              REDEMPTION OF SHARES

      Shares of the Fund may be redeemed on any business day in cash or in kind. The redemption price is the net asset value per share next determined after receipt of the redemption request in "good order". The Fund does not charge any redemption fees. Investors in the Fund will, however, indirectly bear ECDF's redemption fee, which is currently 0.25%. These fees are paid to and retained by ECDF and are employed to allocate transaction costs caused by shareholder activity to the shareholder generating the activity, rather than to ECDF as a whole. ECDF's redemption fees are not sales loads or contingent deferred sales charges.

      If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in-kind will be valued in accordance with the Fund's procedures for valuation described under "Determination of Net Asset Value." Securities distributed by the Fund in-kind will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's (or ECDF's) portfolio. Any in-kind redemptions will be of readily marketable securities to the extent available. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

      Payment on redemption will be made as promptly as possible and in any event within seven days after the request for redemption is received by the Trust in "good order." A redemption request is in "good order" if it includes the exact name in which shares are registered, the investor's account number and the number of shares or the dollar amount of shares to be redeemed and if it is signed exactly in accordance with the form of registration. In addition, for a redemption request to be in "good order" on a particular day, the investor's request must be received by the Trust by 4:15 p.m. on a business day. When a redemption request is received after 4:15 p.m., the redemption request will not be considered to be in "good order" and is required to be resubmitted on the following business day. Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust must specify, in full, the capacity in which they are acting. The redemption request will be considered "received" by the Trust only after (i) it is mailed to, and received by, the Trust at the address set forth above for purchase orders, or (ii) it is faxed to the Trust at the facsimile number set forth above for purchase orders and the investor has confirmed receipt of the faxed request by calling the Trust at (617) 330-7500. In-kind distributions will be transferred and delivered as directed by the investor. Cash payments will be made by transfer of Federal funds for payment into the investor's account.

      When opening an account with the Trust, shareholders will be required to designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts and any change in the accounts originally designated must be made in writing.

      The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the value of the net assets of the Fund, or during any other period permitted by the Securities and Exchange Commission for the protection of investors. Because the Fund holds portfolio securities listed on foreign exchanges which may trade on days on which the New York Stock Exchange is closed, the net asset value of the Fund's shares may be significantly affected on days when shareholders have no access to the Fund.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of a share is determined for the Fund once on each day on which the New York Stock Exchange is open as of 4:15 p.m., New York City Time, except that the Fund may not determine its net asset value on days during which no security is tendered for redemption and no order to purchase or sell such security is received by the relevant Fund. The Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, unless circumstances dictate otherwise. Circumstances may dictate otherwise, among other times, when the issuer's creditworthiness has become impaired.

      All other fixed income securities (which includes bonds, loans and structured notes) and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. While the Manager evaluates such primary pricing sources on an ongoing basis, and may change any pricing source at any time, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. However, the Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has the power to override any price supplied by a source (by taking a price supplied from another source) because of such price activity or because the Manager has other reasons to suspect that a price supplied may not be reliable.

      Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or persons acting at their direction. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees may determine in computing net asset value.

      Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by the Trustees or persons acting at their direction.

      Because foreign securities, options on foreign securities and foreign futures are quoted in foreign currencies, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities and options, measured in terms of the foreign currencies in which they are denominated.

                                  DISTRIBUTIONS

      The Fund intends to pay out as dividends, at least annually, substantially all of its net investment income (which is derived from dividends and interest it receives from its portfolio investments and net short-term capital gains). The Fund also intends to distribute substantially all of its net long-term capital gains, if any, after giving effect to any available capital loss carryovers. It is the policy of the Fund to make distributions, at least annually, sufficient to avoid the imposition of a non-deductible 4% excise tax on certain undistributed amounts of taxable investment income and capital gains. The policy of the Fund is to declare and pay distributions of its dividends, interest and foreign currency gains semi-annually. The Fund also intends to distribute net short-term capital gains and net long-term capital gains at least annually. Investors should be aware that by purchasing shares shortly before the record date of a dividend or capital gains distribution, they will pay the full price of shares and shortly thereafter receive some portion of the price paid back as a taxable dividend or taxable capital gains distribution.

      All dividends and/or distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the application or by writing to the Trust.

                                      TAXES

      The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. So long as the Fund so qualifies, the Fund itself will not pay federal income taxes on the amounts distributed.

      Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains, will be taxable as ordinary income to shareholders subject to federal income tax whether received in cash or reinvested shares. Distributions of net capital gains (that is, the excess of net gains from capital assets held for more than one year ("long-term capital assets") over net losses from capital assets held for not more than one year ("short-term capital assets")) will be taxable to shareholders as such (generally at a 20% rate for noncorporate shareholders), regardless of how long a shareholder has held the shares in the Fund. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. The recognition of certain losses upon the sale of shares of the Fund may be limited to the extent shareholders dispose of shares of one Fund and invest in shares of the same or another Fund. A distribution paid to shareholders by the Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

      Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

      Depending on the Fund's percentage ownership in ECDF both before and after a redemption, the Fund's redemption of shares of ECDF may cause the Fund to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund's tax basis in the shares of ECDF, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of ECDF directly. In addition, although the Fund may itself be entitled to a deduction for foreign taxes paid by ECDF, the Fund will not be able to "pass-through" to its shareholders any foreign tax deduction or credit received from ECDF.

      For additional information regarding the tax consequences to ECDF of its investments, please see "Taxes" in the GMO Trust Prospectus.

      The Fund's investment in foreign securities through ECDF may be subject to withholding taxes at the source on dividends or interest payments. In that case, the Fund's yield on those securities would be decreased. The Fund does not expect to be eligible to elect to permit shareholders to claim a credit or deduction on their income tax return for their pro rata share of such taxes.

      The U.S. back-up withholding rules do not apply to tax exempt entities so long as each such entity furnishes the Trust with an appropriate certification. However, other shareholders are subject to back-up withholding at a rate of 31% on all distributions of net investment income and capital gain, whether received in cash or reinvested in shares of the Fund, and on the amount of the proceeds of any redemption of Fund shares paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided, where appropriate certification has not been provided for a foreign shareholder, or where the Trust is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding).

      The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made after December 31, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

      The foregoing is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. Shareholders should consult their own tax advisors about the precise tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws (including possible liability for federal alternative minimum tax).

LOSS OF REGULATED INVESTMENT COMPANY STATUS

       If the Fund does not qualify for taxation as a regulated investment company for any taxable year (for example, if ECDF fails to qualify as a regulated investment company), the Fund's income will be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains, will be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.

                             MANAGEMENT OF THE TRUST

      The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 (the "Manager" or "GMO") which provides investment advisory services to a substantial number of institutional and other investors, including the other thirty-five series currently offered by the Trust. Grantham, Mayo, Van Otterloo & Co. LLC converted from a general partnership to a limited liability company on December 16, 1996. Each of the following four members holds a greater than 5% interest in the Manager: R. Jeremy Grantham, Richard A. Mayo, Eyk H.A. Van Otterloo and Kingsley Durant.

      Under a Management Contract with ECDF, the Manager selects and reviews ECDF's investments and provides executive and other personnel for the management of the Trust. Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees supervises the affairs of the Trust as conducted by the Manager. In the event that the Manager ceases to be the manager of the Fund or ECDF, the right of the Trust to use the identifying name "GMO" may be withdrawn.

      The Management Contract with ECDF provides for payment to the Manager of a management fee at the stated annual rates set forth under Schedule of Fees and Expenses. The management fee is computed and accrued daily, and paid monthly. In addition, with respect to the Fund, the Manager does not receive any management fee and has voluntarily agreed to bear certain expenses until further notice in order to limit the Fund's and ECDF's annual expenses to specified limits (with certain exclusions). These limits and the terms applicable to them are described under the Schedule of Fees and Expenses.

      Mr. William L. Nemerever, Mr. Thomas F. Cooper and Mr. Steven Edelstein are primarily responsible for the day-to-day management of ECDF.

      Pursuant to an Administrative Services Agreement with GMO, Investors Bank & Trust Company provides administrative services to the Fund and ECDF. GMO pays Investors Bank & Trust Company an annual fee for its services to the Fund and ECDF.

      Pursuant to a Servicing Agreement with the Trust on behalf of each class of shares of each fund of the Trust (including the Fund and ECDF), Grantham, Mayo, Van Otterloo & Co. LLC, in its capacity as the Trust's shareholder servicer (the "Shareholder Servicer"), provides direct client service, maintenance and reporting to shareholders of each class of shares. Such servicing and reporting services include, without limitation, professional and informative reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in the correction and maintenance of client-related information.

                         ORGANIZATION AND CAPITALIZATION
                                  OF THE TRUST

      The Trust was established on June 24, 1985 as a business trust under Massachusetts law. The Trust has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series and classes of such shares. The Trusts's shares are presently divided into thirty-seven series of shares, one for the Emerging Country Debt Share Fund, one for ECDF, and one for each of the Asia Fund, International Core Plus Allocation Fund, Fundamental Value Fund, Pelican Fund, U.S. Core Fund, Tobacco-Free Core Fund, Tax-Managed U.S. Equities Fund, Tax-Managed International Equities Fund, Value Fund, Growth Fund, U.S. Sector Fund, Small Cap Value Fund, Small Cap Growth Fund, REIT Fund, International Core Fund, Currency Hedged International Core Fund, Foreign Fund, International Small Companies Fund, Japan Fund, Emerging Markets Fund, Evolving Countries Fund, Global Properties Fund, Domestic Bond Fund, U.S. Bond/Global Alpha A Fund, U.S. Bond/Global Alpha B Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Short-Term Income Fund, Global Hedged Equity Fund, Inflation Indexed Bond Fund, International Equity Allocation Fund, World Equity Allocation Fund, Global (U.S.+) Equity Allocation Fund, and Global Balanced Allocation Fund, and up to eight classes of shares. All shares of all series are entitled to vote at any meetings of shareholders. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. All shares entitle their holders to one vote per share. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act, shares shall be voted together as a single class and
(ii) when the Trustees have determined that the matter does not affect the Fund, then only shareholders of the Fund(s) affected shall be entitled to vote on the matter. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares or as otherwise required by law. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, in liquidation of the Trust, are entitled to receive the net assets of their Fund, but not of any other Fund. Shareholders holding a majority of the outstanding shares of all series may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent.

      On November 1, 1998, the following Shareholders held greater than 25% of the outstanding Shares of the Fund: Sprint Corporate Master Trust.

      Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the risk of a shareholder incurring financial loss on account of that liability is considered remote since it may arise only in very limited circumstances.

                                   APPENDIX A

               RISKS AND LIMITATIONS OF OPTIONS, FUTURES AND SWAPS

      Limitations on the Use of Options and Futures Portfolio Strategies. As noted in "Descriptions and Risks of Fund Investment Practices--Futures and Options" above, ECDF may use futures contracts and related options for hedging and, in some circumstances, for risk management or investment but not for speculation. Thus, except when used for risk management or investment, ECDF's long futures contract positions (less its short positions) together with ECDF's cash (i.e., equity or fixed income) positions will not exceed ECDF's total net assets.

      ECDF's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that ECDF will be able to utilize these instruments effectively for the purposes set forth above.

      Risk Factors in Options Transactions. The option writer has no control over when the underlying securities or futures contract must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract.

      An exchange-traded option may be closed out only on a national securities exchange ("Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that ECDF would have to exercise the option in order to realize any profit. For example, in the case of a written call option, if ECDF is unable to effect a closing purchase transaction in a secondary market (in the case of a listed option) or with the purchaser of the option (in the case of an over-the-counter-option), ECDF will not be able to sell the underlying security (or futures contract) until the option expires or it delivers the underlying security (or futures contract) upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms.

      The Exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that ECDF, the Manager and other clients of the Manager may be considered to be such a group. These position limits may restrict ECDF's ability to purchase or sell options on a particular security.

      The amount of risk ECDF assumes when it purchases an option is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed below, the purchase of an option also entails the risk that changes in the value of the underlying security or futures contract will not be fully reflected in the value of the option purchased.

      Risk Factors in Futures Transactions. Investment in futures contracts involves risk. If the futures are used for hedging, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged. The correlation is higher between price movements of futures contracts and the instrument underlying that futures contract. The correlation is lower when futures are used to hedge securities other than such underlying instrument, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security) or when a futures contract in one currency (e.g., the German Mark) is used to hedge a security denominated in another currency (e.g., the Spanish Peseta). In the event of an imperfect correlation between a futures position and a portfolio position (or anticipated position) which is intended to be protected, the desired protection may not be obtained and ECDF may be exposed to risk of loss. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate as a result of independent factors not related to currency fluctuations. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

      A hedge will not be fully effective where there is such imperfect correlation. To compensate for imperfect correlations, ECDF may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, ECDF may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

      As noted in the Prospectus, ECDF may also purchase futures contracts (or options thereon) as an anticipatory hedge against a possible increase in the price of currency in which is denominated the securities ECDF anticipates purchasing. In such instances, it is possible that the currency may instead decline. If ECDF does not then invest in such securities because of concern as to possible further market and/or currency decline or for other reasons, ECDF may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

      The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. Short positions in index futures may be closed out only by entering into a futures contract purchase on the futures exchange on which the index futures are traded.

      The successful use of transactions in futures and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate, interest rate and stock price movements within a given time frame. For example, to the extent interest rates remain stable during the period in which a futures contract or option is held by a fund (such as ECDF) investing in fixed income securities (or such rates move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the fund's total return for such period may be less than if it had not engaged in the hedging transaction.

      Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless ECDF hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that ECDF might realize in trading could be eliminated by adverse changes in the exchange rate, or ECDF could incur losses as a result of those changes.

      Risk Factors in Swap Contracts, OTC Options and other Two-Party Contracts. ECDF may only close out a swap, contract for differences, cap floor or collar or OTC option, with the particular counterparty. Also, if the counterparty defaults, ECDF will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such contracts or that, in the event of default, ECDF will succeed in pursuing contractual remedies. ECDF thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to swap contracts. The Manager will closely monitor subject to the oversight of the Trustees, the creditworthiness of contract counterparties, and ECDF will not enter into any swaps, caps, floors or collars, unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least A by Moody's Investors Service or Standard and Poor's Corporation at the time of entering into such transaction or if the counterparty has comparable credit as determined by the Manager. However, the credit of the counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital. The management of caps, floors, collars and swaps may involve certain difficulties because the characteristics of many derivatives have not been observed under all market conditions or through a full market cycle.

      Additional Regulatory Limitations on the Use of Futures and Related Options, Interest Rate Floors, Caps and Collars and Interest Rate and Currency Swap Contracts. In accordance with CFTC regulations, investments by ECDF as provided in the Prospectus in futures contracts and related options for purposes other than bona fide hedging are limited such that the aggregate amount that ECDF may commit to initial margin on such contracts or time premiums on such options may not exceed 5% of ECDF's net assets.

      The Manager and the Trust do not believe that ECDF's respective obligations under equity swap contracts, reverse equity swap contracts or Index Futures are senior securities and, accordingly, ECDF will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of ECDF's obligations over its entitlements with respect to each equity swap contract will be accrued on a daily basis and an amount of cash, U.S. Government Securities or other high grade debt obligations having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by ECDF's custodian. Likewise, when ECDF takes a short position with respect to an Index Futures contract the position must be covered or ECDF must maintain at all times while that position is held by ECDF, cash, U.S. government securities or other high grade debt obligations in a segregated account with its custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current delivery or cash settlement value.

      The use of unsegregated futures contracts, related written options, interest rate floors, caps and collars and interest rate and currency swap contracts for risk management by ECDF is limited to no more than 10% of ECDF's total net assets when aggregated with ECDF's traditional borrowings in accordance with SEC pronouncements. This 10% limitation applies to the face amount of unsegregated futures contracts and related options and to the amount of ECDF's net payment obligation that is not segregated against in the case of interest rate floors, caps and collars and interest rate and currency swap contracts.

                                   APPENDIX B

                  COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

      Commercial paper ratings of Standard & Poor's Rating Service ("Standard & Poor's") are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard and Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternate liquidity is maintained.

CORPORATE DEBT RATINGS

      Standard & Poor's Rating Service. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal. AA - Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      Moody's Investors Service, Inc. The following is a summary of the ratings used by Moody's Investor Services, Inc. for corporate debt:

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.(1)

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.(1)

Baa - Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Should no rating be assigned by Moody's, the reason may be one of the following:

1.    An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.    There is lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols 1Aa1, A1, Baa1, and B1.

--------------------------------------------------------------------------------


                              SHAREHOLDER INQUIRIES
               Shareholders may direct inquiries regarding Shares
                   to Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                                (1-617-330-7500)


--------------------------------------------------------------------------------

                      GMO EMERGING COUNTRY DEBT SHARE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 21, 1998

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the GMO Emerging Country Debt Share Fund Prospectus dated December 21, 1998, as amended from time to time, and should be read in conjunction therewith. A copy of the Prospectus may be obtained free of charge by writing to GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling (617) 330-7500.

                                Table of Contents

            Caption                                                        Page
            -------                                                        ----
INVESTMENT OBJECTIVES AND POLICIES....................................       1

MISCELLANEOUS INVESTMENT PRACTICES....................................       1

MANAGEMENT OF THE TRUST...............................................       1

INVESTMENT ADVISORY AND OTHER SERVICES................................       3

PORTFOLIO TRANSACTIONS................................................       5

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES......................       6

FINANCIAL STATEMENTS..................................................       9

PERFORMANCE INFORMATION...............................................      10

SPECIMEN PRICE MAKE-UP SHEET..........................................      12

                       INVESTMENT OBJECTIVES AND POLICIES

      The investment objective and policies of the GMO Emerging Country Debt Share Fund (the "Emerging Country Debt Share Fund" or the "Fund") are described in the Fund's Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Fund may be changed without shareholder approval.

                       MISCELLANEOUS INVESTMENT PRACTICES

      Index Futures. As described in the Prospectus, the Fund expects to invest substantially all of its assets in shares of the GMO Emerging Country Debt Fund ("ECDF"), a series of GMO Trust. As stated in the Prospectus under the heading "Description and Risks of Fund Investments -- Futures and Options," ECDF may purchase futures contracts on various securities indexes ("Index Futures"). An Index Future is a contract to buy or sell an integral number of units of the particular stock index at a specified future date at a price agreed upon when the contract is made. A unit is the value from time to time of the relevant index. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in the relevant index.

      For example, if the value of a unit of a particular index were $1,000, a contract to purchase 500 units would be worth $500,000 (500 units x $1,000). The Index Futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the relevant index at the expiration of the contract. For example, if ECDF enters into one futures contract to buy 500 units of an index at a specified future date at a contract price of $1,000 per unit and the index is at $1,010 on that future date, ECDF will gain $5,000 (500 units x gain of $10).

                             MANAGEMENT OF THE TRUST

      The names and ages of the Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

            R. Jeremy Grantham* (60). President-Quantitative and Chairman of the Trustees of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

            Harvey R. Margolis (55). Trustee of the Trust. Mathematics Professor, Boston College.

            Jay O. Light (56). Trustee of the Trust. Professor of Business Administration, Harvard University; Senior Associate Dean, Harvard University (1988-1992).

            Eyk del Mol Van Otterloo (61). President-International of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

            Richard Mayo (56). President-Domestic Active of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

            Kingsley Durant (66). Vice President and Secretary of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

            Susan Randall Harbert (41). Secretary and Treasurer of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

            William R. Royer, Esq. (33). Vice President and Assistant Treasurer of the Trust. General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 1995 - Present). Associate, Ropes & Gray, Boston, Massachusetts (September 1992 - January 1995).

            Jui Lai (49). Secretary of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

            Ann Spruill (44). Secretary of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

            Alison E. Baur, Esq. (34). Vice President and Clerk of the Trust. Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 1997 - Present). Attorney, Securities and Exchange Commission (April 1991 - January 1997).

            Robert V. Brokaw, Jr. (54). Secretary of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

            Forrest Berkley (44). Vice President of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

            Scott Eston (42). Vice President of the Trust. Chief Financial Officer, Grantham, Mayo, Van Otterloo & Co. LLC (September 1997 - Present). Senior Partner, Coopers & Lybrand (1987 - 1997).

            Brent Arvidson (29). Assistant Treasurer. Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 1997 - Present). Senior Financial Reporting Analyst, John Hancock Funds (August 1996
            - September 1997). Account Supervisor/Senior Account Specialist, Investors Bank and Trust Company (June 1993 - August 1996).

*Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC, as defined by the 1940 Act.

      The mailing address of each of the officers and Trustees is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. As of November 1, 1998, the Trustees and officers of the Trust as a group owned less than 1% of the Class III Shares of the Fund.

      Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

      Other than as set forth in the following table, no Trustee or officer of the Trust receives any direct compensation from the Trust or any series thereof:

            -------------------------------------------------------------

                  NAME OF PERSON,             TOTAL ANNUAL COMPENSATION
                     POSITION                       FROM THE TRUST
            -------------------------------------------------------------
            Harvey R. Margolis, Trustee                 $70,000
            -------------------------------------------------------------
            Jay O. Light, Trustee                       $70,000
            -------------------------------------------------------------

      Messrs. Grantham, Mayo, Van Otterloo, Durant, Lai and Brokaw, and Mses. Harbert and Spruill, as members of Grantham, Mayo, Van Otterloo & Co. LLC ("GMO" or the "Manager"), will benefit from the management fees paid by each Fund of the Trust.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Management Contract

      As disclosed in the Prospectus under the heading "Management of the Trust," the Fund is not directly charged any investment advisory fee. However, investors in the Fund will indirectly bear the investment advisory fee charged under a separate Management Contract (the "Management Contract") between the Trust, on behalf of ECDF, and the Manager. Subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for ECDF, will make investment decisions on behalf of ECDF and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

      As disclosed in the Prospectus, the Manager has voluntarily agreed to bear all Fund expenses (including the management fee but excluding Shareholder Service Fees, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, transfer taxes and expenses indirectly incurred by investment in ECDF) until further notice. In addition, the Manager's compensation from ECDF will be reduced to the extent that the annual expenses incurred in the operation of ECDF (including the management fee but excluding Shareholder Service Fees, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, transfer taxes and all custodial fees) would exceed the percentage of ECDF's average daily net assets described in the Prospectus. Because the Manager's compensation is fixed at an annual rate equal to this expense limitation, it is expected that the Manager will pay such expenses (with the exceptions noted) as they arise. In addition, the Manager's compensation under the Management Contract is subject to reduction to the extent that in any year the expenses of ECDF exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of ECDF are qualified for offer and sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and, generally speaking, excludes brokerage commissions, taxes, interest and extraordinary expenses. Neither the Fund nor ECDF are currently subject to any state imposed limit on expenses.

      The Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

      The Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager) and by ECDF's initial sole shareholder in connection with the organization of the Trust and the establishment of ECDF. The Management Contract will continue in effect for a period more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of ECDF. The Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, the Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

      Custodial Arrangements. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116 serves as the Trust's custodian on behalf of the Fund and ECDF. As such, IBT holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, IBT receives and delivers cash and securities of the Fund in connection with the Fund's transactions and collects all dividends and other distributions made with respect to the Fund's portfolio securities. IBT also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

      Shareholder Service Arrangements. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with each Fund of the Trust, GMO provides direct client service, maintenance and reporting to shareholders of the Fund and ECDF. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days written notice to the other party.

      The Trust initially entered into the Servicing Agreement with GMO on May 30, 1996.

      Independent Accountants. The Trust's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers will conduct annual audits of the Trust's financial statements, assist in the preparation of the Fund's federal and state income tax returns, consult with the Trust as to matters of accounting and federal and state income taxation and provide assistance in connection with the preparation of various Securities and Exchange Commission filings.

                             PORTFOLIO TRANSACTIONS

      The purchase and sale of portfolio securities for ECDF and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account's being preferred over any other account.

      Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (a) such securities meet the investment objectives and policies of the Fund; (b) such securities are acquired for investment and not for resale; (c) such securities are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) such securities have a value which is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, NASDAQ or a recognized foreign exchange.

      Brokerage and Research Services. In placing orders for the portfolio transactions of ECDF, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to ECDF (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are judgmental considerations.

      Over-the-counter transactions often involve dealers acting for their own account.

      Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for ECDF, the Manager will receive such services from brokers who are expected to handle a substantial amount of ECDF's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Manager uses such research in servicing other clients (including other Funds of the Trust) as well as ECDF.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934 and subject to such policies as the Trustees of the Trust may determine, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

      The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985. A copy of the Declaration of Trust is on file with the Secretary of The

Commonwealth of Massachusetts. The fiscal year for each Fund of the Trust ends on February 28.

      Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of thirty-seven series: one for the Emerging Country Debt Share Fund, and one for each of the GMO Asia Fund, GMO International Core Plus Allocation Fund, GMO Fundamental Value Fund, Pelican Fund, GMO U.S. Core Fund, GMO Tobacco-Free Core Fund, GMO Value Fund, GMO Growth Fund, GMO U.S. Sector Fund, GMO Small Cap Value Fund, GMO Small Cap Growth Fund, GMO REIT Fund, GMO International Core Fund, GMO Currency Hedged International Core Fund, GMO Foreign Fund, GMO International Small Companies Fund, GMO Japan Fund, GMO Emerging Markets Fund, GMO Evolving Countries Fund, GMO Global Properties Fund, GMO Domestic Bond Fund, GMO U.S. Bond/Global Alpha A Fund, GMO U.S. Bond/Global Alpha B Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Short-Term Income Fund, GMO Global Hedged Equity Fund, GMO Inflation Indexed Bond Fund, GMO International Equity Allocation Fund, GMO World Equity Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO Global Balanced Allocation Fund, GMO Tax-Managed U.S. Equities Fund, and GMO Tax-Managed International Equities Fund. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but there is no present intention to make such charges.

      The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to eight classes of shares for each series of the Trust (except for the Pelican Fund): Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares and Class VIII Shares.

      The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

      The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the Investment Company Act of 1940 (the "1940 Act") requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

Voting Rights

      As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such affected Funds shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the other Fund and the approval of the investment advisory contracts of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares and as otherwise required by law.

      There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

      No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

Shareholder and Trustee Liability

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Beneficial Owners of 5% or More of the Fund's Shares

      The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Fund as of November 1, 1998:

           Name                          Address                  %Ownership
           ----                          -------                  ----------
Sprint Corporate Master    Attn: William N. Searcy, Jr.             100%
Trust                            2320 Shawnee Mission Parkway
                                 Westwood, KS 66205

                              FINANCIAL STATEMENTS

      The Fund's unaudited financial statements for the period from July 20, 1998 to August 31, 1998 included in the Fund's Semi-Annual Report filed with the Securities and Exchange Commission on November 6, 1998 pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are hereby incorporated in this Statement of Additional Information by reference.

                             PERFORMANCE INFORMATION

      The Fund may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders.

      Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, three, five, and ten years (or for such shorter or longer periods as shares of the Fund have been offered), calculated pursuant to the following formula: P (1 + T)to the Nth = ERV (where
P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that (i) the maximum purchase premium is deducted from the initial $1,000 payment, (ii) all dividends and distributions are reinvested when paid and (iii) the maximum redemption fee is charged at the end of the relevant period. Quotations of total return may also be shown for other periods. The Fund may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

      The Fund may also from time to time advertise net return and gross return data for each month and calendar quarter since the Fund's inception. Monthly and quarterly return data is calculated by linking daily performance for the Fund (current net asset value divided by prior net asset value), and assumes reinvestment of all dividends and gains. Monthly and quarterly performance data does not reflect payment of any applicable purchase premiums or redemptions fees. All quotations of monthly and quarterly returns would be accompanied by standardized total return information.

      Quotations of the Fund's gross return do not reflect any reduction for any Fund fees or expenses unless otherwise noted; if the gross return data reflected the estimated fees and expenses of the Fund, the returns would be lower than those shown. Quotations of gross return for the Fund for a particular month or quarter will be calculated in accordance with the following formula:

Gross Return =
Net Return + (Total Annual Operating Expense Ratio) (# of days in relevant period/365)

      Information relating to the Fund's return for a particular month or calendar quarter is provided to permit evaluation of the Fund's performance and volatility in different market conditions, and should not be considered in isolation.

      From time to time, in advertisements, in sales literature, or in reports to shareholders, the Fund may compare its performance to that of other mutual funds with similar investment objectives and to fixed income or other relevant indices. For example, the Fund may compare its total return to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance.

      Performance rankings, listings and ratings reported in national financial publications, such as Money Magazine, Barron's, Morningstar and Changing Times, may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including No Load Fund X, CDA Investment Technologies, Inc., Weisenberger Investment Companies Service, and Donoghue's Mutual Fund Almanac.

                  GMO TRUST - EMERGING COUNTRY DEBT SHARE FUND
                          SPECIMEN PRICE MAKE-UP SHEET

      Following are computations of the total offering price per share for the Fund as of August 31, 1998, based upon the Fund's net asset value and shares of beneficial interest outstanding at the close of business on August 31, 1998.

Emerging Country Debt Share Fund - Class III

Net Assets at Value (Equivalent to $5.73 per share based on          $34,384,276
6,000,000 shares of beneficial interest outstanding)

Offering Price $5.73                                                 $      5.73